UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 24, 2022

Commission File Number: 000-20333

NOCOPI TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

maryland	87-0406496
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

480 Shoemaker Road, Suite 104, King of Prussia, PA 19406

(Address of principal executive offices)(Zip Code)

(610) 834-9600

(Registrant's telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

(a) MSL18 Holdings Amendment

On May 23, 2022, Nocopi Technologies, Inc., a Maryland corporation (the “Company”), entered into a First Amendment to Nomination and Standstill Agreement (the “MSL18 Holdings Amendment”) with MSL 18 HOLDINGS LLC, Michael S. Liebowitz and Matthew C. Winger (collectively, the “MSL18 Holdings Group”), amending the Nomination and Standstill Agreement dated March 29, 2022, by and among the Company and the MSL18 Holdings Group (the “MSL18 Holdings Agreement”). As set forth in the MSL18 Holdings Amendment, the Company and the MSL18 Holdings Group agreed to amend Section 3.01(a) of the MSL18 Holdings Agreement to replace “twenty-five percent (25%)” with “thirty-five percent (35%)”. The following is a summary of the terms of the MSL18 Holdings Amendment, which does not purport to be complete and is qualified in its entirety by reference to the MSL18 Holdings Amendment, a copy of which is attached as Exhibit 99.1 and is incorporated herein by reference. Any capitalized terms used in this Item 1.01(a) but not otherwise defined in this Item 1.01(a) shall have the respective meanings ascribed to them in the MSL18 Holdings Amendment.

Pursuant to the MSL18 Holdings Amendment, the MSL18 Holdings Group and its controlled affiliates agreed not to acquire, agree or seek to acquire or make any proposal or offer to acquire, or announce any intention to acquire, beneficially or otherwise, directly or indirectly, whether by purchase, tender or exchange offer, through the acquisition of control of another Person, by joining a partnership, limited partnership, syndicate or other Group, through swap or hedging transactions or otherwise, any securities of the Company or any securities convertible or exchangeable into, or exercisable for (whether or not convertible or exchangeable into, or exercisable for, immediately or only after the passage of time or the occurrence of a specified event), other than purchases of shares or derivative instruments that would not result in the members of the MSL18 Holdings Group and the MSL18 Affiliates, collectively, owning, controlling or otherwise having any beneficial or other ownership interest in more than thirty-five percent (35%) in the aggregate of the outstanding shares at such time, without the Company’s express prior written approval thereof.

(b) Standstill Agreement with the Eriksen Group

On May 23, 2022, the Company entered into a Standstill Agreement (the “Eriksen Agreement”) with H. Timothy Eriksen, Cedar Creek Partners, LLC and Eriksen Capital Management LLC (collectively, the “Eriksen Group”) related to the Eriksen Group’s nomination of Mr. Eriksen as a director and submission of a stockholder proposal related to the declassification of the Company’s board of directors (the “Board”), and related proxy statement and associated intention to solicit proxies (the “Eriksen Proxy Solicitation”). Under the Eriksen Agreement, the Eriksen Group agreed to certain standstill provisions and to withdraw the Eriksen Proxy Solicitation, and the Company agreed to reimburse the Eriksen Group for some of the costs associated with the Eriksen Proxy Solicitation. The following is a summary of the terms of the Eriksen Agreement, which does not purport to be complete and is qualified in its entirety by reference to the Eriksen Agreement, a copy of which is attached as Exhibit 99.2 and is incorporated herein by reference. Any capitalized terms used in this Item 1.01(b) but not otherwise defined in this Item 1.01(b) shall have the respective meanings ascribed to them in the Eriksen Agreement.

Under the terms of the Eriksen Agreement, the Eriksen Group has agreed to certain standstill restrictions for five years (the “Covered Period”), including restrictions on the Eriksen Group (i) soliciting or granting proxies to vote shares of the Company’s common stock, (ii) initiating stockholder proposals for consideration at any meeting of the Company’s stockholders, (iii) nominating directors for election to the Board, (iv) seeking the removal of any member of the Board and (v) submitting proposals for or offers of certain Extraordinary Transactions involving the Company. In addition, to the extent the Eriksen Group owns any shares of the Company’s common stock during the Covered Period, the Eriksen Group has agreed to vote (or grant a proxy to vote) all of its shares of the Company’s common stock in favor of (A) the election of directors in accordance with the recommendation of the Board, (B) any shareholder proposals or advisory resolutions in accordance with the recommendation of the Board, and (C) the ratification of the appointment of the Company’s auditors.

Additionally, pursuant to the Eriksen Agreement, the Eriksen Group agreed not to enter into any transaction or arrangement that would result in the members of the Eriksen Group and the Eriksen Affiliates, collectively, owning, controlling or otherwise having any beneficial or other ownership interest in more than five percent (5%) in the aggregate of the outstanding shares of the Company at such time without the Company’s express prior written approval. The Company has agreed to pay the Eriksen Group $75,000 for reimbursement of certain costs associated with the Eriksen Proxy Solicitation. The Eriksen Agreement also contemplates the purchase by the MSL18 Holdings Group of all the shares of the Company currently held by the Eriksen Group.”

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

Exhibit No.	Description of Exhibit
99.1	First Amendment to Nomination and Standstill Agreement dated May 23, 2022, between the Company and MSL 18 HOLDINGS LLC, Michael S. Liebowitz and Matthew C. Winger.
99.2	Standstill Agreement dated May 23, 2022, between the Company and Howard Timothy Eriksen, Cedar Creek Partners, LLC and Eriksen Capital Management LLC.
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the inline XBRL document)

 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NOCOPI TECHNOLOGIES, INC.

Dated: May 24, 2022	By:	/s/ Rudolph A. Lutterschmidt
Rudolph A. Lutterschmidt
Vice-President and Chief Financial Officer